UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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| |   Soliciting Material Pursuant to Rule 14a-12

                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                          PIONEER FLOATING RATE TRUST
                           PIONEER HIGH INCOME TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant(s) as Specified In Its Charter)

                                     N/A
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      paid previously. Identify the previous filing by registration statement
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

                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)
                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 18, 2012

      This is the formal agenda for your fund's annual meeting of shareholders. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

      To the shareholders of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

      The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, on Tuesday, September 18, 2012 at 2:00 p.m. Eastern time, to consider the following:

      1. To elect two Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, one by the holders of Common and Preferred Shares voting together as a single class, and one by the holders of Preferred Shares voting as a separate class and (ii) with respect to Pioneer Diversified High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three year term or until a successor is elected.

      2. To consider any other business that may properly come before the meeting.

      Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

      Shareholders of record as of the close of business on July 13, 2012 are entitled to vote at the meeting and any adjournment or postponement thereof.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 18, 2012: This Notice and the Proxy Statement are available on the internet at www.kingproxy.com/pioneer.

                                 By Order of each Board of Trustees,

                                 Christopher J. Kelley, Secretary

Boston, Massachusetts
July 30, 2012
                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                   22246-04-0812

                               PROXY STATEMENT OF
                  PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                       PIONEER FLOATING RATE TRUST (PHD)
                        PIONEER HIGH INCOME TRUST (PHT)
                   PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)
                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

      This proxy statement contains the information you should know before voting on the proposal summarized below.

      Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") at 1-800-622-3265.

                                  INTRODUCTION

      This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern time, on Tuesday, September 18, 2012, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders. You may call PIMSS at 1-800-622-3265 for information on how to obtain directions to be able to attend the meeting and vote in person.

      This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about July 30, 2012. The annual report for each fund for its most recently completed fiscal year previously was mailed to shareholders.

                            WHO IS ELIGIBLE TO VOTE

      Shareholders of record of each fund as of the close of business on July 13, 2012 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee in Proposal 1. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

      Shareholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1

                         ELECTION OF BOARD OF TRUSTEES

      Shareholders of each fund are being asked to consider the election of two nominees to the Board of Trustees of the fund. All of the nominees for election to each fund's Board currently serve as Trustees of the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three-year term and until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

      The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Each fund's Board of Trustees is divided into three staggered term classes--Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust. Class II Trustees are being submitted to shareholders for election at the meeting for Pioneer Diversified High Income Trust. Class III Trustees are being submitted to shareholders for election at the meeting for each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust.

Pioneer Diversified High Income Trust
      The terms of the Class II Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2012 annual meeting; the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2013; and the terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2014.

Pioneer Floating Rate Trust
      The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2012 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2013; and the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2014.

Pioneer Municipal High Income Trust
      The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2012 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2013; and the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2014.

Pioneer Municipal High Income Advantage Trust
      The terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2012 annual meeting; the terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2013; and the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2014.

Pioneer High Income Trust
      The terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire at the upcoming 2012 annual meeting; the terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire in 2013; and the terms of the Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2014.

      Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Holders of the Preferred Shares of each fund that has Preferred Shares outstanding are entitled to elect two trustees of that fund. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares. As noted above, Ms. Piret's term expires at the upcoming 2012 annual meeting. Consequently, holders of Preferred Shares of each fund that has Preferred Shares outstanding are being asked to vote as a separate class at the upcoming 2012 annual meeting to elect Ms. Piret. With respect to Pioneer Diversified High Income Trust, the holders of Common Shares are being asked to vote at the upcoming 2012 annual meeting to elect Ms. Piret.

      In addition to Ms. Piret, the terms of Ms. Bush and Mr. Perna also expire at the upcoming 2012 annual meeting. Ms. Bush is retiring as Trustee of each fund and is not standing for re-election. Accordingly, the number of Trustees on each fund's Board is being reduced from nine members to eight members. With respect to each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust, Pioneer Municipal High Income Advantage Trust and Pioneer High Income Trust, the holders of Common Shares and the holders of Preferred Shares are being asked to vote together as a single class at the upcoming 2012 annual meeting to elect Mr. Perna. With respect to Pioneer Diversified High Income Trust, the holders of Common Shares are being asked to vote at the upcoming 2012 annual meeting to elect Mr. Perna.

      The following table sets forth for each nominee and Trustee, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
Independent Trustees:

Thomas J. Perna          Chairman of       Pioneer              Chairman and Chief             Director,
(61)                     the Board         Diversified High     Executive Officer,             Broadridge
                         and Trustee       Income Trust:        Quadriserv, Inc.               Financial Solutions,
                                           Class II Trustee     (technology products           Inc. (investor
                                           since 2007. Term     for securities lending         communications
                                           expires in 2012.     industry) (2008-present);      and securities
                                           Pioneer Floating     Private investor               processing
                                           Rate Trust:          (2004-2008); and Senior        provider for
                                           Class III Trustee    Executive Vice President,      financial services
                                           since 2006. Term     The Bank of New York           industry) (2009-
                                           expires in 2012.     (financial and securities      present); Director,
                                           Pioneer High         services) (1986-2004)          Quadriserv, Inc.
                                           Income Trust:                                       (2005-present);
                                           Class I Trustee                                     Commissioner,
                                           since 2006. Term                                    New Jersey State
                                           expires in 2012.                                    Civil Service
                                           Pioneer                                             Commission
                                           Municipal High                                      (2011-present)
                                           Income Trust:
                                           Class III Trustee
                                           since 2006. Term
                                           expires in 2012.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class III Trustee
                                           since 2006. Term
                                           expires in 2012.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
David R. Bock            Trustee           Pioneer              Managing Partner, Federal      Director of
(68)                                       Diversified High     City Capital Advisors          Enterprise
                                           Income Trust:        (corporate advisory            Community
                                           Class III Trustee    services company)              Investment, Inc.
                                           since 2007. Term     (1997-2004 and                 (privately-held
                                           expires in 2013.     2008-present); Interim         affordable housing
                                           Pioneer Floating     Chief Executive Officer,       finance company)
                                           Rate Trust:          Oxford Analytica, Inc.         (1985-2010);
                                           Class I Trustee      (privately held research       Director of Oxford
                                           since 2005. Term     and consulting company)        Analytica, Inc.
                                           expires in 2013.     (2010); Executive Vice         (2008-present);
                                           Pioneer High         President and Chief            Director of The
                                           Income Trust:        Financial Officer, I-trax,     Swiss Helvetia
                                           Class II Trustee     Inc. (publicly traded          Fund, Inc. (closed-
                                           since 2005. Term     health care services           end fund) (2010-
                                           expires in 2013.     company) (2004-2007);          present); Director
                                           Pioneer              and Executive Vice             of New York
                                           Municipal High       President and Chief            Mortgage Trust
                                           Income Trust:        Financial Officer, Pedestal    (publicly-traded
                                           Class I Trustee      Inc. (internet-based           mortgage REIT)
                                           since 2005. Term     mortgage trading               (2004-2009,
                                           expires in 2013.     company) (2000-2002)           2012-present)
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class I Trustee
                                           since 2005. Term
                                           expires in 2013.

Benjamin M. Friedman     Trustee           Pioneer              William Joseph Maier           Trustee, Mellon
(67)                                       Diversified High     Professor of Political         Institutional Funds
                                           Income Trust:        Economy, Harvard               Investment Trust
                                           Class I Trustee      University (1972-              and Mellon
                                           since 2008. Term     present)                       Institutional Funds
                                           expires in 2014.                                    Master Portfolio
                                           Pioneer Floating                                    (oversaw 17
                                           Rate Trust:                                         portfolios in fund
                                           Class II Trustee                                    complex)
                                           since 2008. Term                                    (1989-2008)
                                           expires in 2014.
                                           Pioneer High
                                           Income Trust:
                                           Class III Trustee
                                           since 2008. Term
                                           expires in 2014.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
                                           Pioneer
                                           Municipal High
                                           Income Trust:
                                           Class II Trustee
                                           since 2008. Term
                                           expires in 2014.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class II Trustee
                                           since 2008. Term
                                           expires in 2014.

Margaret B.W. Graham     Trustee           Pioneer              Founding Director,             None
(64)                                       Diversified High     Vice-President and
                                           Income Trust:        Corporate Secretary,
                                           Class I Trustee      The Winthrop Group,
                                           since 2007. Term     Inc. (consulting firm);
                                           expires in 2014.     and Desautels Faculty
                                           Pioneer Floating     of Management, McGill
                                           Rate Trust:          University (1999-present);
                                           Class II Trustee     and Manager of Research
                                           since 2003. Term     Operations and
                                           expires in 2014.     Organizational Learning,
                                           Pioneer High         Xerox PARC, Xerox's
                                           Income Trust:        advanced research center
                                           Class III Trustee    (1990-1994)
                                           since 2002. Term
                                           expires in 2014.
                                           Pioneer
                                           Municipal High
                                           Income Trust:
                                           Class II Trustee
                                           since 2003. Term
                                           expires in 2014.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class II Trustee
                                           since 2003. Term
                                           expires in 2014.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
Marguerite A. Piret      Trustee           Pioneer              President and Chief            Director of New
(63)                                       Diversified High     Executive Officer,             America High
                                           Income Trust:        Newbury, Piret &               Income Fund,
                                           Class II Trustee     Company, Inc.                  Inc. (closed-end
                                           since 2007. Term     (investment banking            investment
                                           expires in 2012.     firm) (1981-present)           company)
                                           Pioneer Floating                                    (2004-present);
                                           Rate Trust:                                         Member, Board
                                           Class III Trustee                                   of Governors,
                                           since 2003. Term                                    Investment
                                           expires in 2012.                                    Company Institute
                                           Elected by                                          (2000-2006)
                                           Preferred Shares
                                           only.
                                           Pioneer High
                                           Income Trust:
                                           Class I Trustee
                                           since 2002. Term
                                           expires in 2012.
                                           Elected by
                                           Preferred Shares
                                           only.
                                           Pioneer
                                           Municipal High
                                           Income Trust:
                                           Class III Trustee
                                           since 2003. Term
                                           expires in 2012.
                                           Elected by
                                           Preferred Shares
                                           only.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class III Trustee
                                           since 2003. Term
                                           expires in 2012.
                                           Elected by
                                           Preferred Shares
                                           only.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
Stephen K. West          Trustee           Pioneer              Senior Counsel, Sullivan       Director, The
(83)                                       Diversified High     & Cromwell LLP (law            Swiss Helvetia
                                           Income Trust:        firm) (1998-present);          Fund, Inc.
                                           Class III Trustee    Partner, Sullivan &            (closed-end
                                           since 2007. Term     Cromwell LLP (prior            investment
                                           expires in 2013.     to 1998)                       company);
                                           Pioneer Floating                                    Director, Invesco,
                                           Rate Trust:                                         Ltd. (formerly
                                           Class I Trustee                                     AMVESCAP, PLC)
                                           since 2003. Term                                    (investment
                                           expires in 2013.                                    manager)
                                           Pioneer High                                        (1997-2005)
                                           Income Trust:
                                           Class II Trustee
                                           since 2002. Term
                                           expires in 2013.
                                           Pioneer
                                           Municipal High
                                           Income Trust:
                                           Class I Trustee
                                           since 2003. Term
                                           expires in 2013.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class I Trustee
                                           since 2003. Term
                                           expires in 2013.

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
Interested Trustees:

John F. Cogan, Jr.       Trustee and       Pioneer              Non-Executive Chairman         None
(85)*                    President         Diversified High     and a Director of Pioneer
                                           Income Trust:        Investment Management
                                           Class III Trustee    USA Inc. ("PIM-USA");
                                           since 2007. Term     Chairman and a Director
                                           expires in 2013.     of Pioneer; Chairman and
                                           Pioneer Floating     Director of Pioneer
                                           Rate Trust:          Institutional Asset
                                           Class I Trustee      Management, Inc. (since
                                           since 2003. Term     2006); Director of
                                           expires in 2013.     Pioneer Alternative
                                           Elected by           Investment Management
                                           Preferred Shares     Limited (Dublin) (until
                                           only.                October 2011); President
                                           Pioneer High         and a Director of Pioneer
                                           Income Trust:        Alternative Investment
                                           Class II Trustee     Management (Bermuda)
                                           since 2002. Term     Limited and affiliated
                                           expires in 2013.     funds; Deputy Chairman
                                           Elected by           and a Director of Pioneer
                                           Preferred Shares     Global Asset Management
                                           only.                S.p.A. ("PGAM") (until
                                           Pioneer              April 2010); Director of
                                           Municipal High       PIOGLOBAL Real Estate
                                           Income Trust:        Investment Fund (Russia)
                                           Class I Trustee      (until June 2006);
                                           since 2003. Term     Director of Nano-C, Inc.
                                           expires in 2013.     (since 2003); Director of
                                           Elected by           Cole Management Inc.
                                           Preferred Shares     (2004-2011); Director of
                                           only.                Fiduciary Counseling, Inc.
                                           Pioneer              (until December 2001);
                                           Municipal High       President and Director of
                                           Income               Pioneer Funds Distributor,
                                           Advantage Trust:     Inc. ("PFD") (until May
                                           Class I Trustee      2006); President of all of
                                           since 2003. Term     the Pioneer Funds;
                                           expires in 2013.     Chairman, Board of
                                           Elected by           Trustees of all of the
                                           Preferred Shares     Pioneer Funds (until May
                                           only.                2012); and Retired
                                                                Partner, Wilmer Cutler
                                                                Pickering Hale and Dorr
                                                                LLP

                                                                                                      Other
                            Position        Term of Office                                        Directorships
                            Held With         and Length                                             Held by
    Name and Age            the Fund          of Service           Principal Occupation              Trustee
---------------------    --------------    -----------------    ---------------------------    -------------------
Daniel K. Kingsbury      Trustee and       Pioneer              Director, CEO and              None
(53)*                    Executive Vice    Diversified High     President of PIM-USA
                         President         Income Trust:        (since February 2007);
                                           Class I Trustee      Director and President of
                                           since 2007. Term     Pioneer and Pioneer
                                           expires in 2014.     Institutional Asset
                                           Pioneer Floating     Management, Inc. (since
                                           Rate Trust:          February 2007); Executive
                                           Class II Trustee     Vice President of all of
                                           since 2007. Term     the Pioneer Funds (since
                                           expires in 2014.     March 2007); Director of
                                           Pioneer High         PGAM (2007-2010);
                                           Income Trust:        Head of New Europe
                                           Class III Trustee    Division, PGAM (2000-
                                           since 2007. Term     2005); Head of New
                                           expires in 2014.     Markets Division, PGAM
                                           Pioneer              (2005-2007)
                                           Municipal High
                                           Income Trust:
                                           Class II Trustee
                                           since 2007. Term
                                           expires in 2014.
                                           Pioneer
                                           Municipal High
                                           Income
                                           Advantage Trust:
                                           Class II Trustee
                                           since 2007. Term
                                           expires in 2014.

-------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of each fund's investment adviser and/or certain of its affiliates.

Responsibilities of the Board of Trustees
      The Board of Trustees is responsible for overseeing each fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

      For Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, during each fund's most recent fiscal year, the Board of Trustees held 6 meetings. For Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust, during each fund's most recent fiscal year, the Board of Trustees held 6 meetings. For Pioneer Floating Rate Trust, during the fund's most recent fiscal year, the Board of Trustees held 6 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

      The funds do not have a policy on Trustee attendance at the annual meeting of shareholders. For each fund, one Trustee attended the 2011 annual meeting of shareholders.

      The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. West, legal experience and securities and board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

      Each fund's Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees
      The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

      The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. Notwithstanding the fact that the Chairman of the Board is an Independent Trustee, the Board continues to believe that the committee structure enables the Board more effectively to provide governance and oversight of the funds' affairs. Mr. Perna, Chairman of the Board, is a non-voting, ex-officio member of each Committee, except the Independent Trustees Committee, of which he is Chair.

      During the most recent fiscal year for each fund, the Audit, Governance, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                                                                                       Pioneer
                                     Pioneer                              Pioneer     Municipal
                                   Diversified     Pioneer    Pioneer    Municipal       High
                                       High       Floating      High        High        Income
                                      Income        Rate       Income      Income     Advantage
                                      Trust         Trust      Trust       Trust        Trust
-----------------------------------------------------------------------------------------------
Audit Committee                         8             8          8           8            8
Governance Committee                    7             9          9           7            9
Nominating Committee                    1             1          1           1            1
Policy Administration Committee         5             5          5           5            5
Valuation Committee                     5             5          5           5            5

      Independent Trustees Committee: David R. Bock, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna (Chair), Marguerite A. Piret and Stephen
K. West.

      The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

      Audit Committee: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

      Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE

MKT listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

      o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

      o Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

      The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

      Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Ms. Piret, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report
      The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed with the independent auditors by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200 T; and (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2011, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2012 and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2012.

      The members of each fund's Audit Committee are:
           David R. Bock (Chair)
           Benjamin M. Friedman
           Marguerite Piret

      Governance and Nominating Committee: Margaret B.W. Graham (Chair) and Stephen K. West.

      All members of the Governance and Nominating Committee are independent under the applicable NYSE and NYSE MKT listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

      The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

      In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

      The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgment in matters that relate to the objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee's commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the fund and the responsibilities of a trustee of an investment company; (iv) the nominee's ability to understand the sometimes conflicting interests of the various constituencies of the fund and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of each fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

      The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Governance and Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

      As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Governance and Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Governance and Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

      Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Governance and Nominating Committee. In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Governance and Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

      Prior to the establishment of the Governance and Nominating Committee, each Fund's Nominating Committee screened potential candidates for Independent Trustee using the same general criteria and principles described above.

      The Nominating Committee initiated the recommendation of each of the nominees to serve as Independent Trustee.

      Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

      Valuation Committee: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

      The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each fund's valuation procedures.

      Policy Administration Committee: Margaret B.W. Graham and Stephen K. West (Chair).

      The Policy Administration Committee, among other things, oversees and monitors each fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds' policies and procedures.

Oversight of Risk Management
      Consistent with its responsibility for oversight of each fund in the interests of shareholders, the Board of Trustees oversees risk management of each fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the funds. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

      Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a fund.

      Most of the funds' investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.

      Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Pioneer and the affiliates of Pioneer or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds' and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of Pioneer, and the other service providers such as the funds' independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. During the course of the most recent fiscal year, the Trustees increased the number of presentations from the directors of Internal Audit and Risk Management at Pioneer, as well as the Chief Operating Officer to whom they report, concerning the results and process of their responsibilities.

      The Trustees recognize that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, each fund's ability to manage risk is subject to substantial limitations.

      In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

      The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2012. Beneficial ownership is determined in accordance with the Securities and Exchange Commission ("SEC") rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2012. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2012. The dollar ranges in this table are in accordance with SEC requirements.

                                                          Aggregate Dollar Range
                                                          of Equity Securities in
                                                             All Pioneer Funds
                                     Dollar Range of         Overseen or to be
                                    Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in each Fund               or Nominee
---------------------------------------------------------------------------------
INTERESTED TRUSTEE or NOMINEE
John F. Cogan, Jr                       Over $100,000(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                        Over $100,000(5)
Daniel K. Kingsbury                                $0(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                                   $0(5)
INDEPENDENT TRUSTEE or NOMINEE
David R. Bock                                      $0(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                                   $0(5)
Benjamin M. Friedman                               $0(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                                   $0(5)
Margaret B. W. Graham              $10,001 to $50,000(1)            Over $100,000
                                        $1 to $10,000(2)
                                        $1 to $10,000(3)
                                                   $0(4)
                                                   $0(5)
Thomas J. Perna                                    $0(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                                   $0(5)
Marguerite A. Piret                                $0(1)            Over $100,000
                                                   $0(2)
                                                   $0(3)
                                                   $0(4)
                                                   $0(5)

                                                          Aggregate Dollar Range
                                                          of Equity Securities in
                                                             All Pioneer Funds
                                     Dollar Range of         Overseen or to be
                                    Equity Securities       Overseen by Trustee
Name of Trustee or Nominee            in each Fund               or Nominee
---------------------------------------------------------------------------------
Stephen K. West                   $50,001 to $100,000(1)            Over $100,000
                                        Over $100,000(2)
                                  $50,001 to $100,000(3)
                                        Over $100,000(4)
                                        Over $100,000(5)

-------------
1     Shares held in Pioneer High Income Trust
2     Shares held in Pioneer Municipal High Income Trust
3     Shares held in Pioneer Municipal High Income Advantage Trust
4     Shares held in Pioneer Floating Rate Trust
5     Shares held in Pioneer Diversified High Income Trust

      As of December 31, 2011, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

      For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredit S.p.A. or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees
      Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds was approximately $313,129 and $447,665 in each of 2010 and 2011.

Compliance with Section 16(a) Reporting Requirements
      Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under
Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year the filing requirements applicable to such persons were met.

Other executive officers
      In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund                  Principal occupation(s)
-------------------------------------------------------------------------------------------
Christopher J. Kelley (47)               Vice President and Associate General Counsel of
  Secretary                              Pioneer since January 2008 and Secretary of all
                                         of the Pioneer Funds since June 2010 (Assistant
                                         Secretary from September 2003 to May 2010);
                                         Vice President and Senior Counsel of Pioneer
                                         from July 2002 to December 2007

Carol B. Hannigan (51)                   Fund Governance Director of Pioneer since
  Assistant Secretary                    December 2006 and Assistant Secretary of all the
                                         Pioneer Funds since June 2010; Manager-Fund
                                         Governance of Pioneer from December 2003 to
                                         November 2006; Senior Paralegal of Pioneer from
                                         January 2000 to November 2003

Thomas Reyes (49)                        Counsel of Pioneer since June 2007 and Assistant
  Assistant Secretary                    Secretary of all the Pioneer Funds since June
                                         2010; Vice President and Counsel at State Street
                                         Bank from October 2004 to June 2007

Mark E. Bradley (52)                     Vice President -- Fund Treasury of Pioneer; and
  Treasurer                              Treasurer of all of the Pioneer Funds since March
                                         2008; Deputy Treasurer of Pioneer from March
                                         2004 to February 2008; Assistant Treasurer of all
                                         of the Pioneer Funds from March 2004 to
                                         February 2008; and Treasurer and Senior Vice
                                         President, CDC IXIS Asset Management Services
                                         from 2002 to 2003

Luis I. Presutti (47)                    Assistant Vice President -- Fund Treasury of
  Assistant Treasurer                    Pioneer; and Assistant Treasurer of all of the
                                         Pioneer Funds

Gary Sullivan (54)                       Fund Accounting Manager -- Fund Treasury of
  Assistant Treasurer                    Pioneer; and Assistant Treasurer of all of the
                                         Pioneer Funds

Name, age and position with each fund                  Principal occupation(s)
-------------------------------------------------------------------------------------------
David F. Johnson (32)                    Fund Administration Manager -- Fund Treasury
  Assistant Treasurer                    since November 2008 and Assistant Treasurer of
                                         all of the Pioneer Funds since January 2009;
                                         Client Service Manager -- Institutional Investor
                                         Services at State Street Bank from March 2003 to
                                         March 2007

Jean M. Bradley (59)                     Chief Compliance Officer of Pioneer and of all the
  Chief Compliance Officer               Pioneer Funds since March 2010; Director of
                                         Adviser and Portfolio Compliance at Pioneer since
                                         October 2005; Senior Compliance Officer for
                                         Columbia Management Advisers, Inc. from
                                         October 2003 to October 2005

Compensation of Trustees and officers
      The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2012. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. Except for the chief compliance officer, each fund does not pay any salary or other compensation to its officers. Each fund pays a portion of the chief compliance officer's compensation for her services as the fund's chief compliance officer. Pioneer pays the remaining portion of the chief compliance officer's compensation.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

                                            Pension or Retirement    Total Compensation
                             Aggregate       Benefits Accrued as     from the Fund and
                           Compensation          Part of Fund          Other Pioneer
   Name of Trustee        from each Fund           Expenses               Funds(2)
---------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1)       $  500.00*
                            $  500.00**              $ 0.00            $  25,100.00
Daniel K. Kingsbury(1)      $    0.00*
                            $    0.00**              $ 0.00            $       0.00
Independent Trustees:
David R. Bock               $2,398.12*
                            $1,951.65**              $ 0.00            $ 202,462.00
Mary K. Bush                $1,993.61*
                            $1,676.28**              $ 0.00            $ 160,025.00
Benjamin M. Friedman        $2,167.66*
                            $1,795.64**              $ 0.00            $ 178,187.00
Margaret B.W. Graham        $1,993.61*
                            $1,676.28**              $ 0.00            $ 160,025.00
Thomas J. Perna             $3,156.24*
                            $2,590.97**              $ 0.00            $ 239,162.00
Marguerite A. Piret         $3,291.91*
                            $2,685.14**              $ 0.00            $ 253,350.00
Stephen K. West             $2,061.32*
                            $1,722.23**              $ 0.00            $ 100,617.00

-------------
1 Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
2     There are 56 U.S. registered investment portfolios in the Pioneer Funds.
*     Aggregate compensation from Pioneer High Income Trust.
**    Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

      The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2012. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust:

                                            Pension or Retirement    Total Compensation
                             Aggregate       Benefits Accrued as     from the Fund and
                           Compensation          Part of Fund          Other Pioneer
   Name of Trustee        from each Fund           Expenses               Funds(2)
---------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1)       $  500.00*
                            $  500.00**              $ 0.00            $  25,100.00
Daniel K. Kingsbury(1)      $    0.00*
                            $    0.00**              $ 0.00            $       0.00
Independent Trustees:
David R. Bock               $1,000.00*
                            $1,789.06**              $ 0.00            $ 202,462.00
Mary K. Bush                $1,000.00*
                            $1,560.53**              $ 0.00            $ 160,025.00
Benjamin M. Friedman        $1,000.00*
                            $1,659.71**              $ 0.00            $ 178,187.00
Margaret B.W. Graham        $1,000.00*
                            $1,560.53**              $ 0.00            $ 160,025.00
Thomas J. Perna             $1,000.00*
                            $2,416.19**              $ 0.00            $ 239,162.00
Marguerite A. Piret         $1,000.00*
                            $2,494.39**              $ 0.00            $ 253,350.00
Stephen K. West             $1,000.00*
                            $1,598.63**              $ 0.00            $ 100,617.00

-------------
1 Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
2     There are 56 U.S. registered investment portfolios in the Pioneer Funds.
*     Aggregate compensation from Pioneer Diversified High Income Trust.
**    Aggregate compensation from Pioneer Municipal High Income Trust.

      The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2011. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Floating Rate Trust:

                                            Pension or Retirement    Total Compensation
                             Aggregate       Benefits Accrued as     from the Fund and
                           Compensation          Part of Fund          Other Pioneer
   Name of Trustee        from each Fund           Expenses               Funds(2)
---------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1)       $  500.00                $ 0.00            $  26,400.00
Daniel K. Kingsbury(1)      $    0.00                $ 0.00            $       0.00
Independent Trustees:
David R. Bock               $2,162.51                $ 0.00            $ 197,200.00
Mary K. Bush                $1,832.29                $ 0.00            $ 157,200.00
Benjamin M. Friedman        $1,983.67                $ 0.00            $ 175,500.00
Margaret B.W. Graham        $1,844.42                $ 0.00            $ 158,700.00
Thomas J. Perna             $2,917.43                $ 0.00            $ 237,300.00
Marguerite A. Piret         $3,016.89                $ 0.00            $ 249,300.02
Stephen K. West             $1,898.75                $ 0.00            $  98,332.72

-------------
1 Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
2     There are 56 U.S. registered investment portfolios in the Pioneer Funds.

Investment adviser and administrator
      Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Required vote
      In accordance with the Agreement and Declaration of Trust for Pioneer Diversified High Income Trust, the affirmative vote of a plurality of the Common Shares of the fund present in person or by proxy at the meeting at which a quorum exists is required to elect each nominee for Trustee. Mr. Perna and Ms. Piret are the current nominees for election to the fund's Board of Trustees. This means that the two nominees receiving the greatest number of votes will be elected as Class II Trustees to the Board of Pioneer Diversified High Income Trust.

      In accordance with the Agreement and Declaration of Trust for each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Perna and Ms. Piret are the current nominees for election to each fund's Board of Trustees. Mr. Perna is elected by the holders of Common and Preferred Shares. Ms. Piret is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. For each fund that has issued Preferred Shares, the affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. This means that the two nominees receiving the greatest number of votes will be elected as Class III Trustees to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and Class I Trustees to the Board of Pioneer High Income Trust.

Recommendation
      For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Perna and Ms. Piret.

                              AUDITOR INFORMATION

      Each fund's Board of Trustees has selected Ernst & Young LLP as the independent registered public accounting firm for the fund.

Audit fees
      The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the audit Committee of each fund pursuant to Regulation S-X.

                                                 For the fiscal year    For the fiscal year
                                                   ended 3/31/2012        ended 3/31/2011
-------------------------------------------------------------------------------------------
Pioneer High Income Trust                            $60,028.00              $60,028.00
Pioneer Municipal High Income Advantage Trust        $60,028.00              $60,028.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 4/30/2012        ended 4/30/2011
-------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                $50,376.00              $50,376.00
Pioneer Municipal High Income Trust                  $60,028.00              $60,028.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 11/30/2011      ended 11/30/2010
-------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                          $92,426.00              $92,428.00

Audit-related fees
      The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                 For the fiscal year    For the fiscal year
                                                   ended 3/31/2012        ended 3/31/2011
-------------------------------------------------------------------------------------------
Pioneer High Income Trust                             $9,652.00              $ 9,652.00
Pioneer Municipal High Income Advantage Trust         $9,652.00              $ 9,652.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 4/30/2012        ended 4/30/2011
-------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                 $    0.00              $     0.00
Pioneer Municipal High Income Trust                   $9,652.00              $ 9,652.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 11/30/2011      ended 11/30/2010
-------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                           $9,652.00              $ 9,652.00

Tax fees
      The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

                                                 For the fiscal year    For the fiscal year
                                                   ended 3/31/2012        ended 3/31/2011
-------------------------------------------------------------------------------------------
Pioneer High Income Trust                             $8,290.00              $ 8,290.00
Pioneer Municipal High Income Advantage Trust         $8,290.00              $ 8,290.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 4/30/2012        ended 4/30/2011
-------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                 $8,290.00              $ 8,290.00
Pioneer Municipal High Income Trust                   $8,290.00              $ 8,290.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 11/30/2011      ended 11/30/2010
-------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                           $8,290.00              $ 8,290.00

All other fees
      There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved
      Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2012 and 2011, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2012 and 2011, for Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal year ended April 30, 2012 and 2011, for Pioneer Diversified High Income Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended November 30, 2011 and 2010, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.

General Audit Committee Approval Policy
      o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

      o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

      o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

      The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and (b) all non-audit services to be provided by the fund's independent public accounting firm to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

      No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees
      The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

                                                 For the fiscal year    For the fiscal year
                                                   ended 3/31/2012        ended 3/31/2011
-------------------------------------------------------------------------------------------
Pioneer High Income Trust                            $17,942.00              $17,942.00
Pioneer Municipal High Income Advantage Trust        $17,942.00              $17,942.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 4/30/2012        ended 4/30/2011
-------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                $ 8,290.00              $ 8,290.00
Pioneer Municipal High Income Trust                  $17,942.00              $17,942.00

                                                 For the fiscal year    For the fiscal year
                                                   ended 11/30/2011      ended 11/30/2010
-------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                          $17,942.00              $17,942.00

      The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

      Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                      INFORMATION CONCERNING THE MEETINGS

Outstanding shares
      As of the record date, July 13, 2012, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:

                                                 Common Shares     Preferred Shares
-------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                8,268,972    None
Pioneer Floating Rate Trust                         24,689,175    Series M7     2,434
                                                                  Series W7     2,432
                                                                  Series TH7    2,432
Pioneer High Income Trust                           28,266,177    Series M      2,020
                                                                  Series W      2,020
                                                                  Series TH     2,000
Pioneer Municipal High Income Advantage Trust       23,313,803    Series A      3,000
                                                                  Series B      3,000
Pioneer Municipal High Income Trust                 22,507,952    Series A      2,000
                                                                  Series B      2,040

      Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each fund entitled to vote in person or by proxy, counted together, shall constitute a quorum for the transaction of business with respect to such fund.

Ownership of shares of the funds
      To the knowledge of each fund, as of the record date, July 13, 2012, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:

Pioneer Diversified High Income Trust

Record Holder                              Share Class    Number of Shares    % of Class
----------------------------------------------------------------------------------------
Cede & Co (Fast Account)                   Common             8,259,813           99.80%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

Record Holder                              Share Class    Number of Shares    % of Class
----------------------------------------------------------------------------------------
Cede & Co (Fast Account)                   Common            24,684,075           99.90%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Securities, LLC.                       Series M7                464           19.06%
1285 Avenue of the Americas, 15th Floor
New York, NY 10019
----------------------------------------------------------------------------------------
                                           Series W7                745           30.63%
----------------------------------------------------------------------------------------
                                           Series TH7               394           16.20%
----------------------------------------------------------------------------------------
Merrill Lynch                              Series M7              1,516           62.28%
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                           Series W7              1,308           53.78%
----------------------------------------------------------------------------------------
                                           Series TH7             1,439           59.17%
----------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.             Series TH7               201            8.26%
333 West 34th Street 3rd Floor
New York, NY 10001-2402
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                     Series M                 348           14.30%
125 Broad Street
16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                           Series W7                282           11.60%
----------------------------------------------------------------------------------------
                                           Series TH7               398           16.37%
----------------------------------------------------------------------------------------

Pioneer High Income Trust

Record Holder                              Share Class    Number of Shares    % of Class
----------------------------------------------------------------------------------------
Cede & Co (Fast Account)                   Common            28,201,105           99.70%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Securities, LLC.                       Series M                 267           13.22%
1285 Avenue of the Americas, 15th Floor
New York, NY 10019
----------------------------------------------------------------------------------------
                                           Series W                 390           19.31%
----------------------------------------------------------------------------------------
Credit Suisse First Boston                 Series W                 110            5.45%
11 Madison Avenue
New York, NY
10010-3629
----------------------------------------------------------------------------------------
Merrill Lynch                              Series M                 789           39.06%
4804 Deer Lake Drive East
4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                           Series W                 749           37.08%
----------------------------------------------------------------------------------------
                                           Series TH                702           35.10%
----------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.             Series M                 182            9.01%
333 West 34th Street 3rd Floor
New York, NY 10001-2402
----------------------------------------------------------------------------------------
                                           Series W                 163            8.07%
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                     Series M                 233           11.53%
125 Broad Street
16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                           Series W                 300           14.85%
----------------------------------------------------------------------------------------
                                           Series TH                459           22.95%
----------------------------------------------------------------------------------------
Morgan Stanley Inc.                        Series M                 523           25.89%
1585 Broadway, 3rd Floor
New York, NY 10036
----------------------------------------------------------------------------------------
                                           Series W                 292           14.46%
----------------------------------------------------------------------------------------
                                           Series TH                618           30.90%
----------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

Record Holder                              Share Class    Number of Shares    % of Class
----------------------------------------------------------------------------------------
Cede & Co (Fast Account)                   Common            23,274,128           99.80%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Securities, LLC.                       Series A                 859           28.63%
1285 Avenue of the Americas, 15th Floor
New York, NY 10019
----------------------------------------------------------------------------------------
                                           Series B               1,285           42.83%
----------------------------------------------------------------------------------------
Merrill Lynch                              Series A                 414           13.80%
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                           Series B                 252            8.40%
----------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC                  Series A                 429           14.30%
One North Jefferson
St. Louis, MO 63103
----------------------------------------------------------------------------------------
                                           Series B                 560           18.67%
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                     Series A                 768           25.60%
125 Broad Street 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                           Series B                 697           23.23%
----------------------------------------------------------------------------------------
Morgan Keegan                              Series A                 302           10.07%
50 North Front Street
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

Record Holder                              Share Class    Number of Shares    % of Class
----------------------------------------------------------------------------------------
Cede & Co (Fast Account)                   Common            22,494,966           99.90%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------
UBS Securities, LLC.                       Series A                 902           45.10%
1285 Avenue of the Americas, 15th Floor
New York, NY 10019
----------------------------------------------------------------------------------------
                                           Series B                 558           27.35%
----------------------------------------------------------------------------------------
Oppenheimer/Fahnestock                     Series A                 342           17.10%
125 Broad Street, 16th Floor
New York, NY 10004-2464
----------------------------------------------------------------------------------------
                                           Series B                 560           27.45%
----------------------------------------------------------------------------------------
Merrill Lynch                              Series A                 174            8.70%
4804 Deer Lake Drive East, 4th Floor
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------
                                           Series B                 155            7.60%
----------------------------------------------------------------------------------------
Morgan Keegan                              Series A                 196            9.80%
50 North Front Street
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------
                                           Series B                 227           11.13%
----------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC                  Series A                 314           15.70%
One North Jefferson
St. Louis, MO 63103
----------------------------------------------------------------------------------------
                                           Series B                 177            8.68%
----------------------------------------------------------------------------------------
Jefferies & Company Inc.                   Series B                 207           10.15%
Harborside Financial Center
Plaza III, Suite 705
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------
Morgan Stanley Inc.                        Series B                 139            6.81%
1585 Broadway, 3rd Floor
New York, NY 10036
----------------------------------------------------------------------------------------

Shareholder proposals
      Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2013 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2012 annual meeting, or on or before April 1, 2013. A proposal that is not to be included in a fund's proxy statement may be made at the 2013 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for the 2012 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2013 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2012 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2013 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2013 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2013 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

      The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expects to hold the next annual shareholders' meeting on or about September 20, 2013, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting
      Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

      Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting.

      For Pioneer Diversified High Income Trust: one-third of the outstanding shares of the fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

      For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage
Trust: (i) with respect to the Trustees to be elected by holders of the Common and Preferred Shares, voting together as a single class, one-third of the outstanding Common and Preferred Shares of the fund entitled to vote, present in person or represented by proxy, counted together, constitutes a quorum for the transaction of business at the meeting; and (ii) with respect to the Trustee to be elected by holders of the Preferred Shares, voting as a separate class, one-third of the outstanding Preferred Shares of the fund entitled to vote, present and person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

      Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum. "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

      In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date and the meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal. If the meeting is postponed, the funds will give notice of the postponed meeting to shareholders.

      On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

      As discussed more fully under Proposal 1 above, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal. Thus, abstentions and "broker non-votes" will have no effect on the voting for the election of Trustees in Proposal 1, because only votes "FOR" are considered in a plurality voting requirement.

Other business
      While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
      The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained DF King to assist in the proxy solicitation. The cost of their services is estimated at approximately $85,000.

      Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

      Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 30, 2012

                                                                   22246-04-0812

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT

1.    To  elect  two Class II trustees of Pioneer Diversified High Income Trust,
      as  named  in  the  attached  proxy  statement,  to  serve on the Board of      |_|         |_|         |_|
      Trustees  until their successors have been duly elected and qualified. The nominees for trustee are:

        (01) Thomas J. Perna    (02) Marguerite A. Piret

      To  withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


      -------------------------------------------------

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                          PIONEER FLOATING RATE TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD
1.    To elect one Class III trustee of Pioneer Floating Rate Trust, as named in
      the  attached proxy statement, to serve on the Board of Trustees until his      |_|         |_|
      successor has been duly elected and qualified. The nominee for trustee is:

        (01)Thomas J. Perna

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                          PIONEER FLOATING RATE TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT
1.    To  elect  two Class III trustees of Pioneer Floating Rate Trust, as named
      in  the  attached proxy statement, to serve on the Board of Trustees until      |_|         |_|         |_|
      their  successors  have  been duly elected and qualified. The nominees for trustee are:

        (01) Thomas J. Perna    (02) Marguerite A. Piret

      To  withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


      -------------------------------------------------

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                           PIONEER HIGH INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD

1.    To elect one Class I trustee of Pioneer High Income Trust, as named in the
      attached  proxy  statement,  to  serve  on the Board of Trustees until his      |_|         |_|
      successor has been duly elected and qualified. The nominee for trustee is:

        (01)Thomas J. Perna

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.


                           PIONEER HIGH INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT
1.    To  elect  two  Class I trustees of Pioneer High Income Trust, as named in
      the  attached  proxy  statement,  to  serve on the Board of Trustees until      |_|         |_|         |_|
      their  successors  have  been duly elected and qualified. The nominees for trustee are:

        (01) Thomas J. Perna    (02) Marguerite A. Piret

      To  withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


      -------------------------------------------------

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                       ANNUAL MEETING OF SHAREHOLDERS TO
                           BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I
(we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD
1.    To  elect one Class III trustee of Pioneer Municipal High Income Advantage
      Trust,  as named in the attached proxy statement, to serve on the Board of      |_|         |_|
      Trustees  until  his  successor  has  been duly elected and qualified. The nominee for trustee is:

        (01)Thomas J. Perna

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                       ANNUAL MEETING OF SHAREHOLDERS TO
                           BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT
1.    To elect two Class III trustees of Pioneer Municipal High Income Advantage
      Trust,  as named in the attached proxy statement, to serve on the Board of      |_|         |_|         |_|
      Trustees  until their successors have been duly elected and qualified. The nominees for trustee are:

        (01) Thomas J. Perna    (02) Marguerite A. Piret

      To  withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


      -------------------------------------------------

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                      PIONEER MUNICIPAL HIGH INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer
Municipal High Income Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD
1.    To  elect one Class III trustee of Pioneer Municipal High Income Trust, as
      named  in  the attached proxy statement, to serve on the Board of Trustees      |_|         |_|
      until  his  successor has been duly elected and qualified. The nominee for trustee is:

        (01)Thomas J. Perna

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE

PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232
------------------------


------------------------

--------------------------------------------------------------------------------
Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
--------------------------------------------------------------------------------

CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
LOG-ON: Vote  on  the  internet at www.kingproxy.com/pioneer and follow  the on-screen  instructions.
MAIL:   Return the signed proxy card in the enclosed envelope.

                      PIONEER MUNICIPAL HIGH INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 18, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer
Municipal High Income Trust to be held on September 18, 2012 at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

Note: In signing, please write name(s) exactly as they appear on this proxy. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally.


-------------------------------------                         --------------
Signature(s) [Title(s) if applicable]                         Date


-------------------------------------                         --------------
Signature of joint owner, if any                              Date

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: |_|

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:


                                                                                      FOR      WITHHOLD     FOR ALL
                                                                                      ALL         ALL        EXCEPT
1.    To elect two Class III trustees of Pioneer Municipal High Income Trust, as
      named  in  the attached proxy statement, to serve on the Board of Trustees      |_|         |_|         |_|
      until  their successors have been duly elected and qualified. The nominees for trustee are:

        (01) Thomas J. Perna    (02) Marguerite A. Piret

      To  withhold authority to vote "FOR" any individual nominee, mark the "FOR
      ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


      -------------------------------------------------

2.    To consider any other business that may properly come before the meeting.

                      PLEASE SIGN AND DATE ON REVERSE SIDE